                                                                    EXHIBIT 23.3

                           [ERNST & YOUNG LETTERHEAD]


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the inclusion of our report dated February 2, 2001 (except for note 14 which is as of February 15, 2002) with respect to the consolidated financial statements of Canadian Hunter Exploration Ltd. ("Canadian Hunter") filed as an exhibit to the Annual Report on Form 10-K of Burlington Resources Inc. ("Burlington") for the year ended December 31, 2001 filed with the United States Securities and Exchange Commission.

We consent to the incorporation by reference in the following Registration Statements of our report dated February 2, 2001 (except for note 14 which is as of February 15, 2002) with respect to the consolidated financial statements of Canadian Hunter filed as an exhibit to the Annual Report on Form 10-K of Burlington for the year ended December 31, 2001.

Form             Registration Statement No.        Description                 Registrant                         Date Filed
----             --------------------------        -----------                 ----------                         ----------
S-8              33-22493                          Registration Statement      Burlington Resources Inc.          June 15, 1988
S-8              33-25807                          Registration Statement      Burlington Resources Inc.          December 1, 1988
S-8              33-26024 as amended in 2-97533    Registration Statement      Burlington Resources Inc.          December 12, 1988
                                                                                                                  as amended on
                                                                                                                  December 29, 1989
S-8              33-33626                          Registration Statement      Burlington Resources Inc.          March 1, 1990
S-8              33-46518                          Registration Statement      Burlington Resources Inc.          March 19, 1992
S-8              33-53973                          Registration Statement      Burlington Resources Inc.          June 3, 1994
S-3              33-54477                          Registration Statement      Burlington Resources Inc.          July 7, 1994
S-8              333-02029                         Registration Statement      Burlington Resources Inc.          March 28, 1996
S-3              333-24999                         Registration Statement      Burlington Resources Inc.          April 11, 1997
S-8 POS          333-32603                         Post-Effective Amendment    Burlington Resources Inc.          November 18, 1997
                                                   No. 1 to Form S-4
S-3              333-36032                         Registration Statement      Burlington Resources Inc.          May 1, 2000
                                                                               Burlington Resources Capital I
                                                                               Burlington Resources Capital II
                                                                               Burlington Resources Finance
                                                                               Company
S-8              333-40565                         Registration Statement      Burlington Resources Inc.          November 18, 1997
S-3              333-52213                         Registration Statement      Burlington Resources Inc.          May 8, 1998
                                                                               Burlington Resources Capital I
                                                                               Burlington Resources Capital II
S-8              333-52324                         Registration Statement      Burlington Resources Inc.          December 20, 2000
S-8              333-60081                         Registration Statement      Burlington Resources Inc.          July 29, 1998
S-3              333-61600                         Registration Statement      Burlington Resources Inc.          May 24, 2001
                                                                               Burlington Resources Capital I
                                                                               Burlington Resources Capital II
                                                                               Burlington Resources Finance
                                                                               Company
S-3              333-83163                         Registration Statement      Burlington Resources Inc.          July 19, 1999
                                                                               Burlington Resources Capital I
                                                                               Burlington Resources Capital II
S-3              333-89899                         Registration Statement      Burlington Resources Inc.          October 29, 1999
S-8              333-91247                         Registration Statement      Burlington Resources Inc.          November 18, 1999
S-8              333-95071                         Registration Statement      Burlington Resources Inc.          January 20, 2000

                                                           /s/ ERNST & YOUNG LLP

Calgary, Canada
February 15, 2002                                          Chartered Accountants